ALLEGIANT FUNDS

                           A, B AND C SHARES (RETAIL)
                            I SHARES (INSTITUTIONAL)
                                    R SHARES

     Supplement dated September 8, 2005 to the Prospectuses dated October 1,
                        2004 (as revised June 13, 2005).

                   This Supplement provides new and additional
                    information beyond that contained in the
                       Prospectuses and should be read in
                       conjunction with the Prospectuses.

At a meeting held on May 17, 2005, the Board of Trustees of Allegiant Funds ("Allegiant") approved a Plan of Reorganization in connection with the proposed reorganization of the Allegiant Small Cap Growth Fund into the recently created Allegiant Multi-Factor Small Cap Growth Fund (the "Reorganization"). Shareholders of the Allegiant Small Cap Growth Fund will be asked to consider and approve the Reorganization at a Special Meeting of the shareholders to be held on December 6, 2005. If you are a shareholder of record of the Allegiant Small Cap Growth Fund as of September 30, 2005 (the "Record Date"), you will be eligible to vote at the Special Meeting. If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the Reorganization. If the Reorganization is approved by shareholders, Allegiant expects to complete the Reorganization on or about December 12, 2005.






















          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE